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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-KSB

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): OCTOBER 11, 2000

                                  CMERUN CORP.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

             0-25359                                      65-0877745
      (Commission File Number)              (IRS Employer Identification Number)

                                 ONE CABOT ROAD
                           HUDSON, MASSACHUSETTS 01749
              (Address of principal executive offices and zip code)

                                 (978) 567-6800
              (Registrant's telephone number, including area code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         cMeRun Corp. (the "Company") engaged Vitale, Caturano and Company, P.C. ("VCC") as its new independent accountant on October 11, 2000. During the Company's two most recently completed fiscal years and including the current interim period, neither the Company nor anyone on its behalf consulted VCC regarding: (i) the application of accounting principles to a specific transaction (proposed or completed), or (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a "disagreement" or "reportable event" (as such terms are defined in Item 304 of Regulation S-B) with the previous independent accountants.

         The Company delivered a copy of this Report on Form 8-KSB to VCC on October 16, 2000 and requested VCC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in response to this Item 4 and, if not, stating the respects in which it does not agree. A copy of the response letter of VCC is attached hereto as Exhibit 16.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) The following exhibit is filed with this Current Report on Form 8-KSB.

     EXHIBIT No.    DESCRIPTION

     16             Letter Regarding Change in Certifying Accountant

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CMERUN CORP.

Date: October 18, 2000                      By: /s/ Gerald J. McGovern
                                                --------------------------------
                                                Name:  Gerald J. McGovern
                                                Title: Chief Financial Officer